Exhibit 32.2


                          CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of NYMAGIC, INC. (the "Corporation") hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, fully complies with the applicable reporting requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of NYMAGIC, INC.

November 12, 2003                /s/ Thomas J. Iacopelli
                                ------------------------------------------
                                Thomas J. Iacopelli
                                Chief Financial Officer